Exhibit 99.2

August 29, 2019 Q1 FY 2020 Earnings Conference Call

2 Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by the Company’s use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which GMS operates and the economy generally, statements about growth potential across the Company’s business and the ability to deliver growth and value creation, and the anticipated benefits of the Company’s cost reduction and operational improvements plan, including future SG&A savings, contained in this presentation are forward-looking statements. In addition, forward looking statements may include statements regarding the Company’s expectations concerning management's plans for execution of a stock repurchase program, including the maximum amount, manner and duration of purchases of the Company’s common stock under its authorized stock repurchase program. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of the Company’s control, that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which GMS distributes; general economic and business conditions in the United States and Canada; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; cybersecurity breaches and other disruptions to our IT systems; our recently announced leadership succession plan; variations in the performance of the financial markets, including the credit markets; the possibility that the expected synergies and cost savings and final impacts from the Titan acquisition will not be realized, or will not be realized within the expected time period; the risk that the GMS and Titan businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships and to accomplish other GMS objectives; the risk of customer attrition; our ability to efficiently manage and control our costs and the success of our previously announced cost reduction plan; and other factors described in the “Risk Factors” section in the Company’s most recent Annual Report on Form 10-K, and in its other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of August 29, 2019. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to August 29, 2019. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non-GAAP measures and a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures.

3 Q1 Fiscal 2020 Highlights We are off to a strong start to fiscal 2020 with record Q1 results Net sales in Q1 2020 increased 8.9% to $847.2 million; Organic net sales growth of 3.4% Wallboard sales increased 7.5% (3.5% organic) Ceilings sales increased 11.4% (8.3% organic) Steel framing sales increased 2.1% (down 0.8% organic) Other product sales increased 13.6% (3.1% organic) Reported net income of $24.8 million, or $0.59 per diluted share Adjusted net income of $37.5 million, or $0.89 per diluted share (1) Adjusted EBITDA increased 11.0% to $83.6 million (1); Improved Adjusted EBITDA margin (1) by 20 basis points to 9.9% from 9.7% in Q1 2019 Completed the acquisition of Hart Acoustical and Drywall Supply with three locations in South Texas on June 3, 2019 Opened two greenfield locations: Manchester, NH and Wichita Falls, TX We see healthy end markets with solid demand in the US; Canadian single-family market remains soft For a reconciliation of Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable GAAP metrics, see Appendix.

4 Q1 Fiscal 2020 Performance Net Sales & Mix Organic net sales growth of 3.4% Wallboard: +3.5% organic (Volume ~+4%/Price <-1%) Ceilings: +8.3% organic (Volume ~+3%/Price ~+5%) Steel: -0.8% organic (Volume ~+5%/ Price & Mix ~-6%) Other: +3.1% organic Gross Profit & Margin Net Sales ($ mm) Gross Profit up 11.8% as a result of higher sales, both organically and from acquisitions, as well as $4.1 million of non-cash purchase accounting adjustments recorded in Q1 2019 Gross margin of 32.3% increased 80 bps from 31.5% last year due to net favorable price-cost dynamics, Titan purchasing synergies, and the prior year purchase accounting adjustments +8.9% YOY As of Q1 2020, organic net sales growth calculation modified to exclude net sales of acquired businesses until first anniversary of acquisition date and impact of foreign currency translation (see page 13 for presentation of prior years’ organic net sales growth under new methodology). $778.1 $847.2 $0 $300 $600 $900 Fiscal Q1 2019 Fiscal Q1 2020 41% 15% 16% 28% 40% 15% 16% 29% $244.8 $273.7 31.5% 32.3% 20.0% 20.5% 21.0% 21.5% 22.0% 22.5% 23.0% 23.5% 24.0% 24.5% 25.0% 25.5% 26.0% 26.5% 27.0% 27.5% 28.0% 28.5% 29.0% 29.5% 30.0% 30.5% 31.0% 31.5% 32.0% 32.5% 33.0% $0 $50 $100 $150 $200 $250 $300 Fiscal Q1 2019 Fiscal Q1 2020 Gross Profit Gross Margin

5 SG&A and Adjusted SG&A (1) Q1 Fiscal 2020 Performance Reported SG&A was $194.6 million (23.0% of sales) in Q1 2020 and $185.4 million (23.8% of sales) in Q1 2019 Adjusted SG&A was $191.1 million (22.6% of sales) in Q1 2020 and $174.1 million (22.4% of sales) in Q1 2019 Adjusted SG&A as % of sales increased by 20 bps year over year as a result of investments in business initiatives, reduced operating leverage in Canada and inflationary cost pressures including those resulting from adverse weather conditions. These impacts were partially offset by increased cost efficiencies resulting from the Company’s cost reduction initiatives. Net Income, Adjusted Net Income & Adjusted EBITDA (1) Reported net income was $24.8 million in Q1 2020 and $8.7 million in Q1 2019 Adjusted net income was $37.5 million in Q1 2020 and $35.2 million in Q1 2019 Adjusted EBITDA of $83.6 million up 11.0% year over year Adjusted EBITDA margin up 20 bps year over year Adj. SG&A ($ mm) Adj. EBITDA ($ mm) 7.9% 9.4% For a reconciliation of Adjusted SG&A, Adjusted EBITDA, Adjusted Net Income and Adjusted EBITDA Margin to the most directly comparable GAAP metrics, see Appendix. +11.0% YOY $174.1 $191.1 22.4% 22.6% 20.0% 20.5% 21.0% 21.5% 22.0% 22.5% 23.0% $0 $50 $100 $150 $200 Fiscal Q1 2019 Fiscal Q1 2020 Adj. SG&A Adj. SG&A % $75.3 $83.6 9.7% 9.9% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% 10.5% $0 $50 $100 Fiscal Q1 2019 Fiscal Q1 2020 Adj. EBITDA Adj. EBITDA Margin

Cash Flow, Liquidity and Net Leverage

- Cash used in operating activities and free cash flow [(1)] of $(12.4) million and $(18.3) million, respectively, improved from $(47.8) million and $(51.6) million a year ago. Q1 typically results in a use of free cash flow
- Substantial liquidity, with $24.1 million of cash on hand and an additional $296.4 million available under our revolving credit facilities
- First Lien Term Loan at L+275 (~80% of total long term debt) matures 2025

Leverage Summary

($ mm)	7/31/18 LTM	10/31/18 LTM	1/31/19 LTM	4/30/19 LTM	7/31/19 LTM
Cash and cash equivalents	$37	$53	$74	$47	$24
Asset-Based Revolver	$215	$153	$138	$44	$54
First Lien Term Loan (3)(4)	978	976	975	973	971
Capital Lease Obligations	94	100	105	109	114
Installment Notes & Other (5)	16	15	16	15	22
Total Debt	**$1,304**	**$1,245**	**$1,234**	**$1,141**	**$1,161**
Total Net Debt	**$1,267**	**$1,192**	**$1,160**	**$1,094**	**$1,137**
PF Adj. EBITDA (2)	**$304**	**$310**	**$305**	**$302**	**$305**
Total Debt / PF Adj. EBITDA	**4.3x**	**4.0x**	**4.0x**	**3.8x**	**3.8x**
Net Debt / PF Adj. EBITDA	**4.2x**	**3.8x**	**3.8x**	**3.6x**	**3.7x**

Net Debt / PF Adjusted EBITDA [(2)]



4.2x
3.8x
3.8x
3.6x
3.7x
7/31/18 LTM
10/31/18 LTM
1/31/2019 LTM
4/30/2019 LTM
7/31/2019 LTM

(1) For a reconciliation of free cash flow to cash used in operating activities, the most directly comparable GAAP metric, see Appendix.
(2) For a reconciliation Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.
(3) Net of unamortized discount of $2.4mm, $2.3mm, $2.2mm, $2.1mm and $2.0mm as of July 31, 2018, October 31, 2018, January 31, 2019, April 30, 2019, and July 31, 2019 respectively.
(4) Net of deferred financing costs of $13.6mm, $13.1mm, $12.6mm, $12.1mm and $11.6 mm as of July 31, 2018, October 31, 2018, January 31, 2019, April 30, 2019, and July 31, 2019 respectively.
(5) Net of unamortized discount of $1.5mm, $1.4mm, $1.3mm, $1.2 mm and $1.1 mm as of July 31, 2018, October 31, 2018, January 31, 2019, April 30, 2019, and July 31, 2019 respectively.

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
6

7 Moving Forward We have a strong market position through our extensive North American network coupled with local expertise and teams focused on superior service delivery We remain focused on leveraging the foundation of our business and positioning GMS for long-term growth and profitability We are committed to advancing our next phase of growth and success We will seek to capitalize on significant growth opportunities across our existing platform We will continue to enhance and expand our geographic footprint through accretive acquisitions and greenfield operations balanced with our debt reduction priorities We will continue to leverage our scale and employ best practices to deliver further profit improvement

8 Leading Specialty Distributor Poised for Continued Growth North American market leader in specialty distribution of interior construction products Significant scale combined with local expertise Differentiated Service Model Drives Market Leadership Multiple Levers to Drive Above-Market Growth – Organic Growth, Greenfields, M&A, Operating Leverage Capitalizing on Large, Diverse End Markets Poised for Continued Growth Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution Proven track record of growth and cash flow generation Attractive capital structure and balanced approach to capital allocation

Appendix

Summary Quarterly Financials

(In millions, except per share data) (Unaudited)	1Q19	2Q19	3Q19	4Q19	FY19	1Q20
Wallboard Volume (MSF)	985	1,025	912	993	3,915	1,064
Wallboard Price ($ / '000 Sq. Ft.)	$ 323	$ 327	$ 326	$ 324	$ 325	$ 321
Wallboard	$ 318	$ 335	$ 297	$ 322	$ 1,272	$ 342
Ceilings	116	118	105	112	452	129
Steel framing	129	136	117	125	507	132
Other products	215	245	204	221	885	245
Net sales	778	834	724	780	3,116	847
Cost of sales	533	566	490	523	2,112	574
Gross profit	245	268	234	257	1,004	274
Gross margin	*31.5%*	*32.2%*	*32.4%*	*32.9%*	*32.2%*	*32.3%*
Operating expenses:						
Selling, general and administrative expenses	185	185	178	191	739	195
Depreciation and amortization	26	31	30	30	117	29
Total operating expenses	212	216	208	221	857	224
Operating income	33	52	26	36	147	50
Other (expense) income:						
Interest expense	(16)	(19)	(20)	(19)	(74)	(18)
Change in fair value of financial instruments	(6)	(0)	-	-	(6)	-
Other income, net	1	0	1	1	3	1
Total other expense, net	(22)	(19)	(19)	(18)	(77)	(17)
Income from continuing operations, before tax	11	33	7	18	70	32
Income tax expense (benefit)	3	8	1	2	14	8
Net income	$ 9	$ 25	$ 6	$ 17	$ 56	$ 25
Business Days	**64**	**65**	**62**	**63**	**254**	**64**
Net Sales by Business Day	$ 12.2	$ 12.8	$ 11.7	$ 12.4	$ 12.3	$ 13.2
Beginning Branch Count	214	246	246	249	214	254
Added Branches	32	-	3	5	40	5
Ending Branch Count	**246**	**246**	**249**	**254**	**254**	**259**

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
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Quarterly Cash Flows

($ in millions)
(Unaudited)

	1Q19	2Q19	3Q19	4Q19	FY19	1Q20
Net income	$ 8.7	$ 24.9	$ 5.8	$ 16.6	$ 56.0	$ 24.8
Non-cash changes & other changes	7.1	45.3	19.8	47.0	119.3	(4.5)
Changes in primary working capital components:						
Trade accounts and notes receivable	(41.0)	(4.4)	68.6	(36.8)	(13.7)	(23.2)
Inventories	(20.9)	16.4	(7.0)	16.7	5.2	0.0
Accounts payable	(1.7)	11.2	(27.4)	44.7	26.8	(9.5)
Cash provided by (used in) operating activities	**(47.8)**	**93.5**	**59.8**	**88.2**	**193.6**	**(12.4)**
Purchases of property and equipment	(3.8)	(5.4)	(4.2)	(5.4)	(18.8)	(5.9)
Proceeds from sale of assets	0.3	0.4	0.3	0.3	1.2	0.2
Acquisitions of businesses, net of cash acquired	(575.5)	(3.4)	(0.8)	(3.4)	(583.1)	(10.6)
Cash (used in) investing activities	**(579.0)**	**(8.4)**	**(4.8)**	**(8.5)**	**(600.7)**	**(16.3)**
Cash provided by (used in) financing activities	**627.3**	**(68.7)**	**(33.9)**	**(105.7)**	**419.0**	**5.3**
Effect of exchange rates	(0.0)	(0.4)	0.4	(1.0)	(1.0)	0.2
Increase (decrease) in cash and cash equivalents	0.4	16.0	21.5	(27.0)	10.9	(23.2)
Balance, beginning of period	36.4	36.8	52.9	74.3	36.4	47.3
Balance, end of period	**$ 36.8**	**$ 52.9**	**$ 74.3**	**$ 47.3**	**$ 47.3**	**$ 24.1**
Supplemental cash flow disclosures:						
Cash paid for income taxes	$ 1.0	$ 9.5	$ 5.7	$ 3.2	$ 19.4	$ 18.8
Cash paid for interest	$ 11.0	$ 20.0	$ 14.8	$ 20.7	$ 66.4	$ 17.0

	1Q19	2Q19	3Q19	4Q19	FY19	1Q20
Cash provided by (used in) operating activities	$ (47.8)	$ 93.5	$ 59.8	$ 88.2	$ 193.6	$ (12.4)
Purchases of property and equipment	(3.8)	(5.4)	(4.2)	(5.4)	(18.8)	(5.9)
Free cash flow [1]	**(51.6)**	**88.1**	**55.6**	**82.8**	**174.8**	**(18.3)**

(1) Free cash flow is a non-GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. Differences may occur due to rounding.

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

11

12 Q1 Net Sales Organic net sales growth calculation modified to exclude net sales of acquired businesses until first anniversary of acquisition date and impact of foreign currency translation. ($ in millions) (Unaudited) FY19 FY20 Reported Organic (1) Organic (1) 778.1 $ 804.2 $ Acquisitions - 43.8 Fx Impact - (0.8) Total Net Sales 778.1 $ 847.2 $ 8.9% 3.4% Wallboard 317.7 $ 341.6 $ 7.5% 3.5% Ceilings 115.9 129.1 11.4% 8.3% Steel Framing 129.1 131.8 2.1% (0.8%) Other Products 215.4 244.6 13.6% 3.1% Total Net Sales 778.1 $ 847.2 $ 8.9% 3.4% Fiscal Q1 Variance

Prior Period Organic Net Sales Calculation – Prior and Current Method

($ in millions) (Unaudited)	FY18 Q1	FY18 Q2	FY18 Q3	FY18 Q4	FY18 FY	FY19 Q1	FY19 Q2	FY19 Q3	FY19 Q4	FY19 FY
Prior Method (1)										
Prior Period										
Reported	549.8	591.8	562.5	615.0	**2,319.1**	642.2	648.0	585.5	635.9	**2,511.6**
Acq	6.0	30.8	52.0	56.9	**145.7**	-	6.1	6.5	8.5	**21.1**
Organic	**543.8**	**561.1**	**510.5**	**558.1**	**2,173.5**	**642.2**	**641.9**	**579.0**	**627.4**	**2,490.4**
Current Period										
Reported	642.2	648.0	585.5	635.9	**2,511.6**	778.1	833.8	723.9	780.2	**3,116.1**
Acq	56.0	58.4	59.1	66.5	**239.9**	96.9	136.0	106.7	109.2	**448.8**
Organic	**586.2**	**589.6**	**526.4**	**569.4**	**2,271.7**	**681.3**	**697.8**	**617.2**	**671.0**	**2,667.3**
Organic Growth %	*7.8%*	*5.1%*	*2.9%*	*2.0%*	***4.5%***	*6.1%*	*8.7%*	*6.6%*	*7.0%*	***7.1%***

	FY18 Q1	FY18 Q2	FY18 Q3	FY18 Q4	FY18 FY	FY19 Q1	FY19 Q2	FY19 Q3	FY19 Q4	FY19 FY
Current Method (2)										
Prior Period										
Reported	549.8	591.8	562.5	615.0	**2,319.1**	642.2	648.0	585.5	635.9	**2,511.6**
Acq	-	-	-	-	**-**	-	-	-	-	**-**
Organic	**549.8**	**591.8**	**562.5**	**615.0**	**2,319.1**	**642.2**	**648.0**	**585.5**	**635.9**	**2,511.6**
Current Period										
Reported	642.2	648.0	585.5	635.9	**2,511.6**	778.1	833.8	723.9	780.2	**3,116.1**
Acq	49.7	30.9	7.6	8.5	**96.6**	96.9	129.6	100.7	101.7	**428.8**
Organic	**592.5**	**617.1**	**578.0**	**627.4**	**2,415.0**	**681.3**	**704.2**	**623.2**	**678.6**	**2,687.3**
Organic Growth %	*7.8%*	*4.3%*	*2.7%*	*2.0%*	***4.1%***	*6.1%*	*8.7%*	*6.4%*	*6.7%*	***7.0%***

(1) Prior Method: Through FY 2019, organic net sales growth calculation excluded net sales of businesses acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year.
(2) Current Method: At beginning of FY 2020, organic net sales growth calculation modified to exclude net sales of acquired businesses until first anniversary of acquisition date and impact of foreign currency translation.

13

Quarterly Net Income to Adjusted EBITDA

Reconciliation

($ in 000s) *(Unaudited)*		1Q19	2Q19	3Q19	4Q19	FY19	1Q20
Net Income		**$ 8,650**	**$ 24,912**	**$ 5,815**	**$ 16,625**	**$ 56,002**	**$ 24,820**
Add: Interest Expense		16,188	19,182	19,526	18,781	73,677	18,277
Less: Interest Income		(236)	203	(10)	(23)	(66)	(12)
Add: Income Tax Expense (Benefit)		2,836	8,059	1,442	1,702	14,039	7,590
Add: Depreciation Expense		10,610	11,538	11,919	12,389	46,456	12,422
Add: Amortization Expense		15,712	19,249	18,301	17,741	71,003	16,853
EBITDA		**$ 53,760**	**$ 83,143**	**$ 56,993**	**$ 67,215**	**$ 261,111**	**$ 79,950**
Adjustments							
Stock appreciation rights expense	(A)	334	649	442	1,305	2,730	60
Redeemable noncontrolling interests	(B)	531	282	(35)	410	1,188	662
Equity-based compensation	(C)	404	1,094	1,140	1,268	3,906	1,395
Severance and other permitted costs	(D)	4,836	882	229	2,205	8,152	554
Transaction costs (acquisition and other)	(E)	4,753	841	1,066	1,198	7,858	972
(Gain) loss on disposal of assets		(121)	(173)	(118)	(113)	(525)	(156)
Effects of fair value adjustments to inventory	(F)	4,129	-	-	47	4,176	151
Change in fair value of financial instruments	(G)	6,019	376	-	-	6,395	-
Debt transaction costs	(H)	627	51	-	-	678	-
Total Add-Backs		**$ 21,512**	**$ 4,002**	**$ 2,724**	**$ 6,320**	**$ 34,558**	**$ 3,638**
Adjusted EBITDA (as reported)		**$ 75,272**	**$ 87,145**	**$ 59,717**	**$ 73,535**	**$ 295,669**	**$ 83,588**

Commentary

A. Represents non-cash expense related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to acquisitions paid to third parties

F. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

G. Represents mark-to-market adjustments for derivative financial instruments

H. Represents expenses paid to third-party advisors related to debt refinancing activities

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
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Net Income to Pro Forma Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		1Q20 LTM	2019	2018	2017	2016
Net Income		$ 72,172	$ 56,002	$ 62,971	$ 48,886	$ 12,564
Add: Interest Expense		75,766	73,677	31,395	29,360	37,418
Add: Write off of debt discount and deferred financing fees		-	-	74	7,103	-
Less: Interest Income		158	(66)	(177)	(152)	(928)
Add: Income Tax Expense		18,793	14,039	20,883	22,654	12,584
Add: Depreciation Expense		48,268	46,456	24,075	25,565	26,667
Add: Amortization Expense		72,144	71,003	41,455	43,675	37,548
EBITDA		$ 287,301	$ 261,111	$ 180,676	$ 177,091	$ 125,853
Adjustments						
Stock appreciation rights expense	(A)	2,456	2,730	2,318	148	1,988
Redeemable noncontrolling interests	(B)	1,319	1,188	1,868	3,536	880
Equity-based compensation	(C)	4,897	3,906	1,695	2,534	2,699
Severance and other permitted costs	(D)	3,870	8,152	581	(157)	379
Transaction costs (acquisition and other)	(E)	4,077	7,858	3,370	2,249	3,751
Gain on disposal of assets		(560)	(525)	(509)	(338)	(645)
AEA management fee	(F)	-	-	-	188	2,250
Effects of fair value adjustments to inventory	(G)	198	4,176	324	946	1,009
Change in fair value of financial instruments	(H)	376	6,395	6,125	382	-
Secondary public offerings	(I)	-	-	1,525	1,385	19
Debt transaction costs	(J)	51	678	1,285	265	-
Total Add-Backs		$ 16,684	$ 34,558	$ 18,582	$ 11,138	$ 12,330
Adjusted EBITDA (as reported)		$ 303,985	$ 295,669	$ 199,258	$ 188,229	$ 138,183
Contributions from acquisitions	(K)	1,293	6,717	1,280	9,500	12,093
Pro Forma Adjusted EBITDA		$ 305,278	$ 302,386	$ 200,538	$ 197,729	$ 150,276

Commentary

A. Represents non-cash expense related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights

F. Represents management fees paid to AEA, which were discontinued after the IPO

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents mark-to-market adjustments for derivative financial instruments

I. Represents one-time costs related to our secondary offerings paid to third party advisors

J. Represents expenses paid to third party advisors related to debt refinancing activities

K. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
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16 Reconciliation of Income Before Taxes to Adjusted Net Income Reconciliation Commentary Depreciation and amortization from the increase in value of certain long-term assets associated with the April 1, 2014 acquisition of the predecessor company and the acquisition of Titan. Normalized cash tax rate determined based on our estimated taxes for fiscal 2020 excluding the impact of purchase accounting and certain other deferred tax amounts. Includes the effect of 1.1 million shares of equity issued in connection with the acquisition of Titan that were exchangeable for the Company’s common stock as of April 30, 2019. ($ in 000s) 1Q20 1Q19 (Unaudited) Income before taxes 32,410 $ 11,486 $ EBITDA add-backs 3,638 21,512 Purchase accounting depreciation and amortization (A) 12,385 12,455 Adjusted pre-tax income 48,433 45,453 Adjusted income tax expense 10,897 10,227 Adjusted net income 37,536 35,226 Effective tax rate (B) 22.5% 22.5% Weighted average shares outstanding: Basic 41,001 41,094 Diluted (C) 42,148 43,203 Adjusted net income per share: Basic 0.92 $ 0.86 $ Diluted 0.89 $ 0.82 $

Reported SG&A to Adjusted SG&A

Reconciliation

(Unaudited) ($ in millions)		1Q19	2Q19	3Q19	4Q19	FY2019	1Q20
SG&A - Reported		**$ 185.4**	**$ 185.3**	**$ 178.2**	**$ 190.6**	**$ 739.5**	**$ 194.6**
Adjustments							
Stock appreciation rights (expense) benefit	(A)	(0.3)	(0.6)	(0.4)	(1.3)	(2.7)	(0.1)
Redeemable noncontrolling interests	(B)	(0.5)	(0.3)	0.0	(0.4)	(1.2)	(0.7)
Equity-based compensation	(C)	(0.4)	(1.1)	(1.1)	(1.3)	(3.9)	(1.4)
Severance and other permitted costs	(D)	(4.8)	(0.9)	(0.2)	(2.2)	(8.2)	(0.6)
Transaction costs (acquisition and other)	(E)	(4.8)	(0.8)	(1.1)	(1.2)	(7.9)	(1.0)
Gain (loss) on disposal of assets		0.1	0.2	0.1	0.1	0.5	0.2
Debt Related Costs	(F)	(0.6)	(0.1)	-	-	(0.7)	-
SG&A - Adjusted		**$ 174.1**	**$ 181.6**	**$ 175.5**	**$ 184.3**	**$ 715.5**	**$ 191.1**
% of net sales		*22.4%*	*21.8%*	*24.2%*	*23.6%*	*23.0%*	*22.6%*

Commentary

A. Represents non-cash expense related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to acquisitions paid to third parties.

F. Represents expenses paid to third-party advisors related to debt refinancing activities

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
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